                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 1, 1994
                                                         --------------

                            Sterling Software, Inc.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                  1-8467                   75-1873956
    -------------------          ------------           -------------------
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation                 File Number)           Identification No.)


8080 N. Central Expwy., Suite 1100, Dallas, Texas                     75206
- - --------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


 Registrant's telephone number, including area code       (214) 891-8600
                                                      -----------------------
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Item 5.  Other Events.

     On August 1, 1994, Sterling Software, Inc., a Delaware corporation ("Sterling"), acquired American Business Computer Company, a Michigan corporation ("ABCC") through the merger of a wholly owned subsidiary of Sterling with and into ABCC (the "Merger").

     Under the terms of the Merger, the outstanding shares of the common stock, without par value, of ABCC were converted into the right to receive an aggregate of approximately 300,000 shares of the common stock, par value $.10 per share, of Sterling.



Item 7.  Exhibits.

Exhibit No.                           Description
- - -----------                           -----------

     99                               Press Release dated August 2, 1994





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STERLING SOFTWARE, INC.



Date:  August 2, 1994                By:  /s/ Jeannette P. Meier
                                         ---------------------------------------
                                     Its: /s/ Executive Vice President
                                         ---------------------------------------






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                               INDEX TO EXHIBITS



Exhibit
Number                    Exhibit
- - ------                    -------
99                        Press Release dated August 2, 1994











349644

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